                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                      The Securities Exchange Act of 1934




                       Date of Report:  October 16, 2001
                       (Date of earliest event reported)

                        Consolidated Natural Gas Company
             (Exact name of registrant as specified in its charter)



           Delaware                       1-3196              54-1966737
  (State or other jurisdiction         (Commission         (I.R.S. Employer
of incorporation or organization)      File Number)       Identification No.)


                              120 Tredegar Street
                         Richmond, Virginia 23219-3932
                                 (804) 819-2000
   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)



         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

On October 16, 2001, Consolidated Natural Gas Company (the Company) and Dominion CNG Capital Trust I (the Trust) entered into an underwriting agreement (the Underwriting Agreement) with Salomon Smith Barney Inc. and First Union Securities, Inc., as Representatives of the Underwriters named in the Underwriting Agreement, for the sale of 8,000,000 7.8% Trust Preferred Securities (Liquidation Amount $25 per Trust Preferred Security) of the Trust. Such Trust Preferred Securities are a portion of the $1.5 billion aggregate principal amount of securities that were registered by the Company and the Trust pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, which registration statement was declared effective on January 4, 2001 (File No. 333-52602) (the Registration Statement). A copy of the Underwriting Agreement including exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Pro forma financial information.

The following pro forma financial information relates to the proposed merger with Louis Dreyfus Natural Gas Corp. and replaces and supersedes in its entirety such pro forma financial information included in the Current Report on Form 8-K, filed October 11, 2001.

          The Unaudited Pro Forma Combined Condensed Consolidated Financial Data (Pro Forma Financial Data) reflects the historical combined condensed consolidated financial data of CNG and Louis Dreyfus after accounting for the proposed acquisition of Louis Dreyfus by a wholly owned subsidiary of Dominion and the transfer of such investment in Louis Dreyfus to CNG. The acquisition of Louis Dreyfus will be accounted for as a purchase business combination. The Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet has been prepared as if such transactions occurred on June 30, 2001; the Unaudited Pro Forma Combined Condensed Consolidated Statements of Income from Continuing Operations have been prepared as if such transactions occurred as of January 1, 2000. The Unaudited Pro Forma Combined Condensed Financial Data assumes total consideration for the acquisition of 100% of the outstanding common shares of Louis Dreyfus to be $1.8 billion, excluding $523 million of assumed Louis Dreyfus debt.

          A final determination of required purchase accounting adjustments has not been completed; accordingly, the purchase accounting adjustments made in connection with the development of the Pro Forma Financial Data are preliminary and have been made solely for purposes of developing the pro forma combined financial information. The significant adjustments to the pro forma financial position reflect
          (i) the debt incurred to finance the transaction, (ii) valuation of oil and gas exploration and production properties and (iii) Dominion's transfer of its wholly owned subsidiary, into which Louis Dreyfus was merged, to CNG as a capital contribution.

          Management believes that the pro forma adjustments and the underlying assumptions reasonably present the significant pro forma effects of the proposed merger. Actual financial position and results of operations of the combined entity will differ, perhaps significantly, from the pro forma amounts reflected because of changes in operating results between the dates of the pro forma financial information and the date on which the purchase accounting adjustments are finalized. The Pro Forma Financial Data are not necessarily indicative of actual operating results or financial position had the transactions occurred as of the dates indicated above, nor do they purport to indicate operating results or financial position which may be attained in the future.

                       CONSOLIDATED NATURAL GAS COMPANY

              UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED
                STATEMENTS OF INCOME FROM CONTINUING OPERATIONS

                                          Year Ended December 31, 2000
                                   ---------------------------------------------
                                                Louis                     Pro
                                    CNG (As  Dreyfus (As   Pro Forma     Forma
                                   Reported) Reported)(A) Adjustments   Combined
                                   --------- ------------ -----------   --------
                                                   (Millions)
Operating Revenue.................  $4,012       $474                    $4,486
Operating Expenses:
  Purchased gas, net..............   1,705                                1,705
  Liquids, pipeline capacity and
   other purchases................     328                                  328
  Restructuring and other
   acquisition-related costs......     270                                  270
  Other operations and
   maintenance....................     586        117        $(36)(G)       667
  Depreciation, depletion and
   amortization...................     443        129          20(E)        592
  Other taxes.....................     203         31                       234
                                    ------       ----        ----        ------
Total operating expenses..........   3,535        277         (16)        3,796
                                    ------       ----        ----        ------
Income from operations............     477        197          16           690
Other income......................      45          3                        48
Interest and related charges......     162         41          60(B)        263
                                    ------       ----        ----        ------
Income before income taxes........     360        159         (44)          475
Income taxes......................     147         61         (17)(D3)      191
                                    ------       ----        ----        ------
Income from continuing
 operations.......................  $  213       $ 98        $(27)       $  284
                                    ======       ====        ====        ======

   See Notes to Unaudited Pro Forma Combined Condensed Consolidated Financial
Data.

                                         Six Months Ended June 30, 2001
                                   ---------------------------------------------
                                                Louis                     Pro
                                    CNG (As  Dreyfus (As   Pro Forma     Forma
                                   Reported) Reported)(A) Adjustments   Combined
                                   --------- ------------ -----------   --------
                                                   (Millions)
Operating Revenue.................  $2,480       $368                    $2,848
Operating Expenses:
  Purchased gas, net..............   1,326                                1,326
  Liquids, pipeline capacity and
   other purchases................     134                                  134
  Other operations and
   maintenance....................     282         68        $(21)(G)       329
  Depreciation, depletion and
   amortization...................     189         65          12(E)        266
  Other taxes.....................      91         23                       114
                                    ------       ----        ----        ------
Total operating expenses..........   2,022        156          (9)        2,169
                                    ------       ----        ----        ------
Income from operations............     458        212           9           679
Other income......................      21          1                        22
Interest and related charges......      96         17          31(B)        144
                                    ------       ----        ----        ------
Income before income taxes........     383        196         (22)          557
Income taxes......................     131         75          (8)(D3)      198
                                    ------       ----        ----        ------
Income from continuing
 operations.......................  $  252       $121        $(14)       $  359
                                    ======       ====        ====        ======

See Notes to Unaudited Pro Forma Combined Condensed Consolidated Financial Data.

                        CONSOLIDATED NATURAL GAS COMPANY

       UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET

                                               At June 30, 2001
                                  ----------------------------------------------
                                               Louis                      Pro
                                   CNG (As  Dreyfus (As   Pro Forma      Forma
                                  Reported) Reported)(A) Adjustments    Combined
                                  --------- ------------ -----------    --------
                                                  (Millions)
             ASSETS
Current Assets:
 Cash and cash equivalents......   $    77     $    2                   $    79
 Accounts receivable, net.......       734        103                       837
 Inventories....................        79                                   79
 Commodity contract assets......       410         68                       478
 Unrecovered gas costs..........        63                                   63
 Broker margin deposits.........        51                                   51
 Prepayments....................       107                                  107
 Other..........................       123          4                       127
 Net assets held for sale.......        64                                   64
                                   -------     ------                   -------
 Total current assets...........     1,708        177                     1,885
                                   -------     ------                   -------
Investments.....................       226                                  226
                                   -------     ------                   -------
Property, Plant and Equipment:
 Property, plant and equipment..     9,716      2,097      $  585(D1)    12,398
 Accumulated depreciation,
  depletion, and amortization...    (5,023)      (642)        642(D1)    (5,023)
                                   -------     ------      ------       -------
 Total property, plant and
  equipment.....................     4,693      1,455       1,227         7,375
                                   -------     ------      ------       -------
Deferred Charges and Other
 Assets:
 Goodwill, net..................                              242(D2)       242
 Regulatory assets, net.........       181                                  181
 Prepaid pension costs..........       486                                  486
 Commodity contract assets......       216         60                       276
 Other..........................        31          4                        35
                                   -------     ------      ------       -------
 Total deferred charges and
  other assets..................       914         64         242         1,220
                                   -------     ------      ------       -------
Total assets....................   $ 7,541     $1,696      $1,469       $10,706
                                   =======     ======      ======       =======
 LIABILITIES AND SHAREHOLDER'S
             EQUITY
Current Liabilities:
 Short-term debt................   $   527                              $   527
 Accounts payable, trade........       491     $   81      $   19(F)        591
 Payables to affiliated
  companies.....................       142                                  142
 Commodity contract
  liabilities...................       259         26                       285
 Broker margin liabilities......       151                                  151
 Other..........................       501         35                       536
                                   -------     ------      ------       -------
 Total current liabilities......     2,071        142          19         2,232
                                   -------     ------      ------       -------
Long-term debt..................     2,165        523         675(B)      3,363
                                   -------     ------      ------       -------
Deferred Credits and Other
 Liabilities:
 Deferred taxes.................       929        146         449(D3)     1,524
 Commodity contract
  liabilities...................       132         65                       197
 Other..........................       148         30                       178
                                   -------     ------      ------       -------
 Total deferred credits and
  other liabilities.............     1,209        241         449         1,899
                                   -------     ------      ------       -------
 Total liabilities..............     5,445        906       1,143         7,494
                                   -------     ------      ------       -------
Obligated manditorily redeemable
 preferred securities of
 subsidiary trusts..............                              200(B)        200
                                                           ------       -------

Common Shareholder's Equity:
 Common stock...................     1,816                                1,816
 Other paid-in capital..........        40        509         407(C,H)      956
 Accumulated other comprehensive
  income........................        69         35         (35)(H)        69
 Retaining earnings.............       171        248        (248)(H)       171
 Treasury stock.................                   (2)          2(H)
                                   -------     ------      ------       -------
 Total common shareholder's
  equity........................     2,096        790         126         3,012
                                   -------     ------      ------       -------
Total liabilities and
 shareholder's equity...........   $ 7,541     $1,696      $1,469       $10,706
                                   =======     ======      ======       =======

See Notes to Unaudited Pro Forma Combined Condensed Consolidated Financial Data.

                        CONSOLIDATED NATURAL GAS COMPANY

                NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                          CONSOLIDATED FINANCIAL DATA

    The Unaudited Pro Forma Combined Condensed Consolidated Financial Data are based on the following assumptions:

A. Certain revenues, expenses, assets and liabilities of Louis Dreyfus have been reclassified to conform with CNG's presentation.

B. The issuance of $675 million of long-term debt and $200 million of trust preferred securities by CNG at an average rate of 6.75% to fund the cash consideration distributed in exchange for the outstanding shares of Louis Dreyfus at the closing of the merger. Also, CNG anticipates retiring an estimated $225 million of Louis Dreyfus bank debt with proceeds from the issuance of additional long-term debt.

C. Dominion's transfer of its wholly owned subsidiary, into which Louis Dreyfus was merged, to CNG as a capital contribution. The net assets of this subsidiary total $916 million and include 1) $884 million, the estimated value of the 14.1 million shares of Dominion common stock distributed at the closing of the merger based on the exchange ratio of
    0.3226 share of Dominion common stock for each share of Louis Dreyfus common stock; and 2) the conversion of Louis Dreyfus employee stock options into Dominion common stock options with an estimated fair value of $32 million.

D. Purchase adjustments which have been made to the assets and liabilities of Louis Dreyfus to reflect the effect of the merger accounted for as a purchase business combination are as follows (in millions):

Purchase Adjustments

   Total oil and gas exploration and production properties(1)........... $1,227
   Goodwill(2)..........................................................    242
   Deferred taxes(3)....................................................    449

  1. Oil and gas exploration and production properties are adjusted to reflect the Louis Dreyfus exploration and production properties at estimated fair value. The fair value of proved reserves were estimated to be $1.8 billion and unproved properties were estimated to be $842 million.

  2. Goodwill is recognized, representing the portion of the purchase price in excess of the estimated fair value of identified assets and liabilities. No amortization of goodwill is included in the Unaudited Pro Forma Combined Condensed Consolidated Financial Data, as provided in Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, for business combinations completed after June 30, 2001. The allocation of the purchase price will be based on the fair value of identified assets and liabilities as of the date the business combination is completed. Accordingly, goodwill will be adjusted as a result of the determination of such fair values and thus will differ from the amount reported in the Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet.

  3. Deferred taxes are adjusted to record the additional deferred taxes, resulting primarily from the recognition of the estimated fair value of the Louis Dreyfus exploration and production properties. The estimated provision for income taxes related to the pro forma adjustments are based on an assumed combined federal and state income tax rate of 38%.

E. Pro forma adjustments reflect the additional depletion related to the adjustment of the Louis Dreyfus exploration and production properties to estimated fair value under the full cost method of accounting. See Note G.

F. The companies expect to record direct costs of the merger (including fees of financial advisors, legal counsel, independent auditors and payments under certain employment contracts). The direct costs of the merger are estimated to be $19 million. The estimated charges and nature of costs included therein are subject to change, as more accurate estimates become available. The Unaudited Pro Forma Combined Condensed Consolidated Financial Data do not reflect the nonrecurring costs and expenses associated with integrating the operations of the two companies, nor any of the anticipated recurring expense savings arising from the integration.

G. CNG uses the full cost method to account for its oil and gas operations. Louis Dreyfus utilizes the successful efforts method of accounting for its oil and gas operations. The pro forma data reflect an estimate of the change from the successful efforts method to the full cost method for the Louis Dreyfus oil and gas operations. This change resulted in a $10 million and $6 million increase in after-tax earnings in the Unaudited Pro Forma Combined Condensed Consolidated Statements of Income from Continuing Operations for the year ended December 31, 2000 and the six months ended June 30, 2001, respectively.

H. The application of the purchase method of accounting eliminates the preexisting balances of Louis Dreyfus' other paid-in capital, accumulated other comprehensive income, retained earnings and treasury stock.

(b) Exhibits

      1.1  Underwriting Agreement, dated October 16, 2001, between the Company and Salomon Smith Barney Inc. and
           First Union Securities, Inc. as Representatives of the Underwriters named in the Underwriting
           Agreement (filed herewith).

      4.1  Certificate of Trust of  CNG Capital Trust I (incorporated herein by reference to Exhibit 4.5 of the
           Registration Statement).

      4.2  Amended and Restated Certificate of Trust of CNG Capital Trust I, amending the name of the trust to
           Dominion CNG Capital Trust I (filed herewith).

      4.3  Trust Agreement of CNG Capital Trust I (incorporated herein by reference to Exhibit 4.6 of the
           Registration Statement).

      4.4  Form of Amended and Restated Trust Agreement of the Trust (incorporated herein by reference to Exhibit
           4.7 of the Registration Statement).

      4.5  Form of Certificate Evidencing the 7.8% Trust Preferred Securities (contained in Exhibit A to the Amended and Restated Trust Agreement of the Trust, the form of which is filed as Exhibit 4.4 hereto).

      4.6  Form of Junior Subordinated Indenture between the Company and Bank One Trust Company, National
           Association (incorporated by reference to Exhibit 4.2 to the Registration Statement).

      4.7  Form of First  Supplemental Indenture to Junior Subordinated Indenture (filed herewith)

      4.8  Form of 7.8% Junior Subordinated Debenture (contained in Exhibit A to the First Supplemental
           Indenture, the form of which is filed as Exhibit 4.7 hereto)

      4.9  Form of Guarantee Agreement to be delivered by Consolidated Natural Gas Company (incorporated herein by reference to Exhibit 4.4 of the Registration Statement).

      8.1  Tax opinion of McGuireWoods LLP with respect to the Preferred Securities (filed herewith).

     12    Computation of Ratio of Earnings to Fixed Charges (filed herewith).

     23.1  Consent of McGuireWoods LLP is included in the tax opinion filed as Exhibit 8.1.

                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      CONSOLIDATED NATURAL GAS COMPANY

                                                 Registrant

                                            /s/ G. Scott Hetzer
                                   ---------------------------------------
                                              G. Scott Hetzer
                                           Senior Vice President




Date: October 16, 2001

                                 EXHIBIT INDEX


      1.1  Underwriting Agreement, dated October 16, 2001, between the Company and Salomon Smith Barney Inc. and
           First Union Securities, Inc. as Representatives of the Underwriters named in the Underwriting
           Agreement (filed herewith).

      4.1  Certificate of Trust of CNG Capital Trust I (incorporated herein by reference to Exhibit 4.5 of the
           Registration Statement).

      4.2  Amended and Restated Certificate of Trust of CNG Capital Trust I, amending the name of the trust to
           Dominion CNG Capital Trust I (filed herewith).

      4.3  Trust Agreement of CNG Capital Trust I (incorporated herein by reference to Exhibit 4.6 of the
           Registration Statement).

      4.4  Form of Amended and Restated Trust Agreement of the Trust (incorporated herein by reference to Exhibit
           4.7 of the Registration Statement).

      4.5  Form of Certificate Evidencing the 7.8% Trust Preferred Securities (contained in Exhibit A to the Amended and Restated Trust Agreement of the Trust, the form of which is filed as Exhibit 4.4 hereto).

      4.6  Form of Junior Subordinated Indenture between the Company and Bank One Trust Company, National
           Association (incorporated by reference to Exhibit 4.2 to the Registration Statement).

      4.7  Form of First Supplemental Indenture to Junior Subordinated Indenture (filed herewith)

      4.8  Form of 7.8% Junior Subordinated Debenture (contained in Exhibit A to the First Supplemental
           Indenture, the form of which is filed as Exhibit 4.7 hereto)

      4.9  Form of Trust Preferred Securities Guarantee Agreement to be delivered by Consolidated Natural Gas
           Company (incorporated herein by reference to Exhibit 4.4 of the Registration Statement)

      8.1  Tax opinion of McGuireWoods LLP with respect to the Preferred Securities (filed herewith).

     12    Computation of Ratio of Earnings to Fixed Charges (filed herewith).

     23.1  Consent of McGuireWoods LLP is included in the tax opinion filed as Exhibit 8.1.